CONTINUANCE OF OPERATIONS	12 Months Ended
Dec. 31, 2016
CONTINUANCE OF OPERATIONS [Text Block]
2.	CONTINUANCE OF OPERATIONS

The Company is in the early stages of development and as is common with any exploration company, it raises financing for its exploration and acquisition activities. The Company has incurred a loss of $480,884 for the year ended December 31, 2016 and has accumulated a deficit of $28,583,385. Results for the year ended December 31, 2016 are not necessarily indicative of future results. However, these losses raise substantial doubt about its ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company’s ability to raise additional capital and implement its business plan, which is typical for junior exploration companies. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Management of the Company (“Management”) is of the opinion that sufficient financing will be obtained from external financing and further share issuances to meet the Company’s obligations. At year ended December 31, 2016, the Company has working capital of $1,106,425, which would not be sufficient to fund the required exploration programs for a period greater than 12 months. The Company’s discretionary exploration activities do have considerable scope for flexibility in terms of the amount and timing of exploration expenditure, and expenditures may be adjusted accordingly if required.